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                                                                  Exhibit 10.1.7


                              CITY OF WARRENVILLE
                            DU PAGE COUNTY, ILLINOIS

                               ORDINANCE NO. 1468

               ORDINANCE AMENDMENT CERTAIN PROVISIONS OF TITLE 7,
            CHAPTER 5 OF THE CITY CODE (CABLE TELEVISION FRANCHISE)
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     WHEREAS, the City of Warrenville, has previously awarded a cable television franchise, and the current franchise is Jones Growth Partners, Ltd. (the "Company"); and

     WHEREAS, the City has previously enacted rules and regulations governing the franchise, which rules and regulations are set forth in Title 7, Chapter 5 of the City Code; and

     WHEREAS, the Mayor and City Council find and hereby declare that it is in the best interests of the City to amend certain provisions of the City Code setting forth said rules and regulations, as hereinafter set forth;

     NOW, THEREFORE, BE IT ORDAINED BY THE MAYOR AND CITY COUNCIL OF THE CITY OF WARRENVILLE, DU PAGE COUNTY, ILLINOIS, AS FOLLOWS:

     SECTION ONE:  The foregoing recitals shall be, and they are hereby,
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incorporated within this Section One as findings of fact as if said recitals were fully set forth herein.

     SECTION TWO:  Subsection B of Section 7-5-3 of Title 7, Chapter 5 of the
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City Code of the City of Warrenville shall be and is hereby amended in its entirety so that said Subsection 7-5-3.B shall hereafter be and read as follows:


B. The term of the grant shall be for twenty (20) years. The term shall begin on April 20, 1981 and shall terminate April 20, 2001.

     SECTION THREE:  Subsection F of Section 7-5-10 of Title 7, Chapter 5 of the
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City Code of the City of Warrenville shall be and is hereby amended in its entirety so that said Subsection 7-5-10.F shall hereafter be and read as follows:
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F.   The system shall carry at least one channel for each of the following purposes ("Public Service Channels"):

     1. Municipal access.

     2. Educational access.

     3. Public access.

     4. Upon request of the Municipality and provided all of the above channels are in use, the Company shall provide additional Public Service Channels.

     5. Notwithstanding the foregoing, the Municipality and the Company may mutually agree to consolidate all or part of the functions of the Public Service Channels and, as part of the consolidation, to reduce the number of Public Service Channels from three (3) to one (1). Either the Municipality or the Company may, in its sole discretion, cancel the aforesaid consolidation agreement upon sixty (60) days' prior written notice to the other party, in which case up to three (3) separate Public Service Channels shall thereupon be restored by the Company.

     6. The Company shall, at its own expense, provide and maintain in good working order a character generator at City Hall for the Municipality's use on the municipal access channel.

     7. Commencing January 1, 1996, the Company shall, following consultation with the corporate authorities, provide Two Thousand Dollars ($2,000) annually to the corporate authorities for educational college scholarships, to be apportioned among those applicants with Warrenville mailing addresses who meet the criteria established by the corporate authorities for graduating high school seniors or college students. In the event, in a given fiscal year, all of the Company's annual college scholarship contribution is not expended for college scholarships, the corporate authorities may put any monies not expended in an endowment fund to be used solely for college scholarships in subsequent fiscal years.

     SECTION FOUR:  The Mayor and City Clerk are hereby authorized and directed
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to enter into a consolidation agreement with the Company whereby (1) the municipal access channel will be retained and (2) the second and third Public

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Service Channels will be transferred temporarily to the Company for commercial broadcast use pursuant to Section 7-5-10.F of the City Code.

     SECTION FIVE:  Any policy, resolution or ordinance of the City which
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conflicts with the provisions of this ordinance shall be and is hereby repealed to the extent of such conflict.

     SECTION SIX:  Except as expressly amended herein, the remaining portions of
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Title 7, Chapter 5 of the City Code which are not expressly amended herein shall be and are hereby ratified and affirmed and shall remain in full force and effect.

     SECTION SEVEN:  Any and all policies, resolutions or ordinances of the City
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of Warrenville which are in conflict with the provisions of this ordinance shall be, and they are hereby repealed.


     SECTION EIGHT:  This ordinance shall be in full force and effect from and
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after its passage, approval and publication in the manner provided by law.


PASSED THIS 15th day of January, 1996.

     AYES:    Ald, Carroll, Siebert, Marzano, Brogie, Molnar, Ulery,
              Johnston and Skinner
     NAYS:    None
     ABSENT:  None

APPROVED THIS 17th day of January 1996.


                                  /s/ Vivian M. Lund
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ATTEST:

/s/ Rosemary D. Tierney
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                                  Published in Pamphlet Form by Authority of the
                                  City Council of the City of Warrenville,
                                  Dupage County, Illinois, this 17th day of Jan. 1996

                                  /s/ Rosemary D. Tierney
                                  -----------------------
                                  City Clerk

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